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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):       September 17, 2003
                                                 -------------------------------



                            NOBLE INTERNATIONAL, LTD.
             (Exact name of registrant as specified in its charter)


          Delaware                       001-13581               38-3139487
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                     28213 Van Dyke Avenue, Warren, MI  48093
            ---------------------------------------------------------
               (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code: (586) 751-5600
                                                         ----------------







         (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits.  The following exhibit is being furnished herewith:

                  99. Noble International, Ltd. press release, dated September 16, 2003.

ITEM 9. REGULATION FD DISCLOSURE (information furnished in this Item 9 is furnished under Item 12).

              On September 16, 2003, Noble International, Ltd. issued a press release announcing increased third quarter and full year earnings estimates. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K. The information contained in this Item 9 of this Current Report on Form 8-K of Noble International, Ltd is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with the guidance provided under Release No. 34-47583.



                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NOBLE INTERNATIONAL, LTD.,
                                           a Delaware corporation
                                           (Registrant)


Date: September 17, 2003                   By: /s/ Michael C. Azar
                                              --------------------
                                              Michael C. Azar
                                              Secretary and General Counsel


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                                 EXHIBIT INDEX

        99.   Noble International, Ltd. press release, dated September 16, 2003.